SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005 (April 4, 2005)

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure

The following information, including Exhibits 99.1 and 99.2, is furnished under Item 7.01, “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 4, 2005, the registrant issued a press release announcing that it has agreed to acquire the business of Direct Trading Institutional, Inc., a privately held firm providing direct access trading to institutional clients, in a cash transaction. In addition, on April 4, 2005, the registrant issued a press release announcing the new organization of its Equity Markets segment into three business groups: Institutional, Broker-Dealer and Electronic Services.

The press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statement and Exhibits

a.	Financial Statements

Not required

b.	Pro forma Financial Information

Not required

c.	Exhibits

See Exhibit Index below.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: April 5, 2005

KNIGHT TRADING GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Director, Associate General
Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Knight Trading Group, Inc. issued on April 4, 2005 regarding the acquisition of the business of Direct Trading Institutional, Inc.

99.2	Press Release of Knight Trading Group, Inc. issued on April 4, 2005 regarding the new organization of its Equity Markets segment.